EXHIBIT 99.2

DTE Energy Company
Net Income Summary (Preliminary/Unaudited)

	Three Months Ended December 31
	2004				2003
	Reported			Operating	Reported			Operating
(in Millions)	Earnings	Adjustments		Earnings	Earnings	Adjustments		Earnings

Energy Resources
Utility – Power Generation	$11	$28	A	$39	$103	$(21	)A	$82

Non-utility
Synfuels	48	—		48	48	—		48
Coke Batteries	1	—		1	2	—		2
On Site Energy Projects	5	—		5	3	—		3
Power Generation	(3)	—		(3)	(4)	—		(4)
Coal Services	5	—		5	1	—		1
Biomass Energy	2	—		2	2	—		2
Energy Trading & CoEnergy Portfolio	30	—		30	(7)	—		(7)
Energy Resources Overheads/Development	(13)	—		(13)	(5)	—		(5)

Total Non-utility	75	—		75	40	—		40

	86	28		114	143	(21)		122

Energy Distribution
Utility – Power Distribution.	25	1	B	26	2	—		2
Non-utility	(4)	—		(4)	(3)	—		(3)

	21	1		22	(1)	—		(1)

Energy Gas
Utility – Gas Distribution	42	1	B	43	22	—		22
Non-utility	7	—		7	4	—		4

	49	1		50	26	—		26

Corporate and Other
Energy Technology Investments	(3)	—		(3)	—	—		—
Other Holding Company	(35)	14	C	(21)	61	(70	)C	(9)

	(38)	14		(24)	61	(70)		(9)

Discontinued Operations
Income from operations	—	—		—	—	—		—
Impairment loss/Gain on sale.	(5)	5	D	—	—	—		—

	(5)	5		—	—	—		—

Cumulative Effect of Accounting Changes
Asset retirement obligations.	—	—		—	—	—		—
Energy trading activities	—	—		—	—	—		—

	—	—		—	—	—		—

Net Income	$113	$49		$162	$229	$(91)		$138

Adjustments key
A)	Stranded cost adjustment	Stranded costs adjustment made pursuant to November 2004 MPSC order
B)	DTE2 project costs	Incremental DTE2 project costs
C)	Tax credit driven normalization	Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted
D)	Gain on sale of ITC	Gain or a related adjustment from the sale of International Transmission Company

DTE Energy Company
Net Income Summary (Preliminary/Unaudited)

	Twelve Months Ended December 31
	2004				2003
	Reported			Operating	Reported				Operating
(in Millions)	Earnings	Adjustments		Earnings	Earnings	Adjustments			Earnings

Energy Resources
Utility — Power Generation	$62	$21	A	$85	$235		$(21	)A	$230
		2	B				16	F

Non-utility
Synfuels	198	—		198	197		—		197
Coke Batteries	9	—		9	(7)		—		(7)
On Site Energy Projects	23	—		23	9		—		9
Power Generation	(18)	—		(18)	4		—		4
Coal Services	12	—		12	8		—		8
Biomass Energy	5	—		5	6		—		6
Energy Trading & CoEnergy Portfolio	92	(48	)C	44	45		(16	)G	29
Energy Resources Overheads/Development	(40)	—		(40)	(20)		—		(20)

Total Non-utility	281	(48)		233	242		(16)		226

	343	(25)		318	477		(21)		456

Energy Distribution
Utility — Power Distribution.	88	5	B	93	17		14	H	31
Non-utility	(19)	—		(19)	(15)		—		(15)

	69	5		74	2		14		16

Energy Gas
Utility — Gas Distribution	20	4	B	24	29		17	I	46
Non-utility	21	—		21	29		—		29

	41	4		45	58		17		75

Corporate and Other
Energy Technology Investments	6	—		6	(9)		—		(9)
Other Holding Company	(16)	—		(16)	(48)		10	J	(38)

	(10)			(10)	(57)		10		(47)

Discontinued Operations
Income from operations	—	—		—	5		(5	)K	—
Impairment loss/Gain on sale	(7)	7	D	—	—	—			—
	(5)	5	E	—	63		(63	)E	—

	(12)	12		—	68		(68)		—

Cumulative Effect of Accounting Changes
Asset retirement obligations	—	—		—	(11)		11	L	—
Energy trading activities	—	—		—	(16)		16	M	—

	—	—		—	(27)		27		—

Net Income	$431	$(4)		$427	$521		$(21)		$500

Adjustments key
A)	Stranded cost adjustment	Stranded costs adjustment made pursuant to November 2004 MPSC order
B)	DTE2 project costs	Incremental DTE2 project costs
C)	Adjustment for contract termination / modification	Terminated a long-term gas exchange agreement and modified a related transportation agreement with a pipeline company
D)	Impairment loss / Discontinued operations	Impairment charge relating to the expected loss on sale of Southern Missouri Gas Company
E)	Gain on sale of ITC	Gain or a related adjustment from the sale of International Transmission Company
F)	Blackout Costs	Costs associated with the August 2003 Blackout
G)	Adjustment of EITF 98-10 accounting change	Flowback of the cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10
H)	Loss on sale of steam heating business	Sold Detroit Edison steam heating business
I)	Disallowance of gas costs	Reserve for the potential disallowance of MichCon 2002 gas procurement costs
J)	Contribution to DTE Energy Foundation	Used a portion of International Transmission Company sale proceeds to fund the DTE Energy Foundation
K)	Adjustment for discontinued operations	Sold International Transmission Company
L)	Asset retirement obligations	Cumulative effect of a change in accounting principle from adoption of SFAS 143
M)	Adjustment of EITF 98-10 accounting change	Cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
Earnings Variance Analysis (Preliminary/Unaudited)

2003 Reported Earnings per Share	$3.09

Stranded costs pursuant to Nov. 2004 MPSC order	(0.12)
Costs associated with August 2003 blackout	0.10
Accounting change related to rescission of EITF 98-10	(0.10)
Loss on sale of Detroit Edison steam heating business	0.08
Reserve for potential disallowance of MichCon 2002 gas costs	0.10
Contribution to DTE Energy Foundation	0.06
Discontinuted operations — International Transmission Company (ITC)	(0.03)
Gain or related adjustment from the sale of ITC	(0.37)
Cumulative effect of accounting change — SFAS 143	0.07
Cumulative effect of accounting change — rescission of EITF 98-10	0.09

2003 Operating Earnings per Share	$2.97

Regulated Electric
Weather	(0.09)
Choice Lost Margin	(0.51)
Net Rate Relief	0.14
Regulatory Deferrals	0.18
Pension/Health Care	(0.16)
Other	(0.03)

Regulated Gas
Weather	(0.06)
Uncollectables	(0.08)
Interim rate relief	0.03
Pension/Health Care	(0.03)
Other	0.01

Non-Regulated
Synfuels	0.01
Coke Batteries	0.09
On-Site Projects	0.08
Power Generation	(0.14)
Energy Trading & CoEnergy Portfolio	0.09
Energy Technology Investments	0.09
Overheads and other	(0.14)
Holding Company & Share Dilution	0.01

2004 Operating Earnings per Share	$2.46

Stranded costs pursuant to Nov. 2004 MPSC order	(0.12)
Incremental DTE2 project costs	(0.06)
Terminated a long-term gas exchange agreement with a pipeline company	0.27
Impairment charge related to expected loss on sale of So. Missouri Gas Co.	(0.04)
Gain or related adjustment from the sale of ITC	(0.02)
2004 Reported Earnings per Share	$2.49

DTE Energy Company
Consolidated Statement of Financial Position (UNAUDITED)

	December 31
	2004	2003
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$56	$54
Restricted cash	126	131
Accounts receivable Customer (less allowance for doubtful accounts of $129 and $99, respectively)	880	877
Accrued unbilled revenues	378	316
Other	383	338
Inventories
Fuel and gas	509	467
Materials and supplies	159	162
Assets from risk management and trading activities	296	186
Other	209	181

	2,996	2,712

Investments
Nuclear decommissioning trust funds	590	518
Other	558	601

	1,148	1,119

Property
Property, plant and equipment	18,011	17,679
Less accumulated depreciation and depletion	(7,520)	(7,355)

	10,491	10,324

Other Assets
Goodwill	2,067	2,067
Regulatory assets	2,119	2,063
Securitized regulatory assets	1,438	1,527
Notes receivable	529	469
Assets from risk management and trading activities	125	88
Prepaid pension assets	184	181
Other	200	203

	6,662	6,598

Total Assets	$21,297	$20,753

DTE Energy Company
Consolidated Statement of Financial Position (UNAUDITED)

	December 31
	2004	2003
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$836	$625
Accrued interest	111	110
Dividends payable	90	87
Accrued payroll	33	51
Income taxes	16	185
Short-term borrowings	403	370
Current portion long-term debt, including capital leases	692	477
Liabilities from risk management and trading activities	369	326
Other	637	593

	3,187	2,824

Other Liabilities
Deferred income taxes	1,124	988
Regulatory liabilities	817	817
Asset retirement obligations	916	866
Unamortized investment tax credit	143	156
Liabilities from risk management and trading activities	224	173
Liabilities from transportation and storage contracts	387	495
Accrued pension liability	265	345
Deferred gains from asset sales	414	311
Minority interest	132	156
Nuclear decommissioning	78	67
Other	634	599

	5,134	4,973

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,495	5,624
Securitization bonds	1,400	1,496
Equity-linked securities	178	185
Trust preferred-linked securities	289	289
Capital lease obligations	66	75

	7,428	7,669

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized,174,209,034 and 168,606,522 shares issued and outstanding, respectively	3,323	3,109
Retained earnings	2,383	2,308
Accumulated other comprehensive loss	(158)	(130)

	5,548	5,287

Total Liabilities and Shareholders’ Equity	$21,297	$20,753

DTE Energy Company
Consolidated Statement of Cash Flows (UNAUDITED)

	Year Ended December 31
	2004	2003
(in Millions)
Operating Activities
Net income	$431	$521
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	744	691
Deferred income taxes	129	(220)
Gain on sale of interests in synfuel projects	(219)	(83)
Gain on sale of ITC and other assets, net	(17)	(145)
Partners’ share of synfuel project losses	(223)	(78)
Contributions from synfuel partners	141	65
Cumulative effect of accounting changes	—	27
Changes in assets and liabilities, exclusive of changes shown separately	9	172

Net cash from operating activities	995	950

Investing Activities
Plant and equipment expenditures — utility	(815)	(679)
Plant and equipment expenditures — non-utility	(89)	(72)
Investment in joint ventures	(36)	(34)
Proceeds from sale of interests in synfuel projects	221	89
Proceeds from sale of ITC and other assets	104	669
Restricted cash for debt redemptions	5	106
Other investments	(71)	(69)

Net cash from (used for) investing activities	(681)	10

Financing Activities
Issuance of long-term debt	736	527
Redemption of long-term debt	(759)	(1,208)
Short-term borrowings, net	33	(44)
Issuance of common stock	41	44
Dividends on common stock	(354)	(346)
Other	(9)	(12)

Net cash used for financing activities	(312)	(1,039)

Net Increase (Decrease) in Cash and Cash Equivalents	2	(79)
Cash and Cash Equivalents at Beginning of Period	54	133

Cash and Cash Equivalents at End of Period	$56	$54

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Year ended
	December 31
(in Millions)	2004	2003

Operating Revenues	$3,568	$3,695

Operating Expenses
Fuel and purchased power	885	939
Operation and maintenance	1,395	1,332
Depreciation and amortization	523	473
Taxes other than income	249	257
Asset gains and losses, net	(1)	20

	3,051	3,021

Operating Income	517	674

Other (Income) and Deductions
Interest expense	280	284
Interest income	—	(7)
Other, net	23	—

	303	277

Income Before Income Taxes	214	397

Income Tax Provision	64	145

Income Before Accounting Change	150	252

Cumulative Effect of Accounting Change	—	(6)

Reported Earnings	150	246

Cumulative Effect of Accounting Changes
Asset Retirement Obligations (FAS 143)	—	6
Unusual Items
Stranded Cost adjustment	21	(21)
DTE2 Capitalized costs	7	—
August 2003 Blackout Costs	—	16
Loss on Sale of Steam Heating Business	—	14

Operating Earnings	$178	$261

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q

Michigan Consolidated Gas Company
Consolidated Statement of Operations (unaudited)

	Year ended
	December 31
(in Millions)	2004	2003

Operating Revenues	$1,645	$1,492

Operating Expenses
Cost of gas	1,044	888
Operation and maintenance	387	349
Depreciation, depletion and amortization	108	105
Taxes other than income	48	52
Asset gains and losses, net	(2)	8

	1,585	1,402

Operating Income	60	90

Other (Income) and Deductions
Interest expense	57	57
Interest income	(9)	(10)
Other, net	(2)	(11)

	46	36

Income Before Income Taxes	14	54

Income Tax Provision (Benefit)	(8)	9

Reported Earnings	22	45

Purchase Accounting and Other Adjustments	(3)	(6)
Disallowance of Gas Costs	—	(17)
DTE2 Capitalized Costs	4	—

Operating Earnings	$23	$22

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q

DTE Energy Debt/Equity Calculation

As of December 31, 2004
($ millions)

short-term borrowings	403
current portion LTD + cap leases	692
long-term debt	5,495
securitization bonds	1,400
capital leases	66
less QUIDS	(385)
less MichCon short-term debt	(232)
less securitization debt, including current portion	(1,496)

Total debt	5,943

Trust preferred	289
QUIDS	385
Mandatory convertible	178

Total preferred/ other	852

Equity	5,548

Total capitalization	12,343

Debt	48.2%
Preferred stock	6.9%
Common shareholders’ equity	44.9%

Total	100.0%

Sales Analysis — Q4

Electric Sales — Detroit Edison Service Area
(GWh)

	Q4 2004	Q4 2003	% Change

Residential	3,426	3,519	-3%
Commercial	3,328	3,691	-10%
Industrial	3,054	2,990	2%
Other	648	667	-3%

	10,456	10,867	-4%
Interconnection	2,274	992	129%
Choice*	2,563	2,089	23%

TOTAL SALES	15,293	13,948	10%

*	Includes Dearborn Industrial Group sales

Electric Revenue — Detroit Edison Service Area
($000s)

	Q4 2004	Q4 2003	% Change

Residential	305,966	314,120	-3%
Commercial	281,008	305,971	-8%
Industrial	150,646	150,968	0%
Other	27,871	27,947	0%

	765,491	799,006	-4%
Interconnection	84,797	30,814	175%
Choice*	48,734	10,439	367%**

TOTAL REVENUES	899,022	840,259	7%

*	Distribution charge includes Dearborn Industrial Group revenues

**	Reflects impact of interim rate order eliminating Choice transition credit & implementing transition charges

Gas Sales — MichCon Service Area (Mcf)

	Q4 2004	Q4 2003	% Change

Residential	39,621,965	40,307,846	-2%
Commercial	12,070,676	12,102,969	0%
Industrial	335,373	466,728	-28%

	52,028,014	52,877,543	-2%
End User Transportation*	38,386,908	38,042,355	1%

TOTAL SALES	90,414,922	90,919,898	-1%

*	includes choice customers

Gas Revenue — MichCon Service Area ($000s)

	Q4 2004	Q4 2003	% Change

Residential	348,149	304,168	14%
Commercial	106,907	91,702	17%
Industrial	2,919	3,503	-17%

	457,975	399,373	15%
End User Transportation*	30,499	31,389	-3%

TOTAL REVENUES	488,474	430,762	13%

*	includes choice customers

Weather

Cooling Degree Days
Detroit Edison service territory

	Q4 2004	Q4 2003	% Change

Actuals	1	0	n/m
Normal	6	6	n/m

Deviation from normal	-83%	n/m

Heating Degree Days
MichCon service territory

	Q4 2004	Q4 2003	% Change

Actuals	2,216	2,177	2%
Normal*	2,252	2,396	-6%

Deviation from normal	-2%	-9%

*	2004 data based on 10-year average, 2003 data based on 30 year average

Sales Analysis — 2004

Electric Sales — Detroit Edison Service Area
(GWh)

	2004	2003	% Change

Residential	15,082	15,074	0%
Commercial	13,425	15,942	-16%
Industrial	11,472	12,254	-6%
Other	2,598	2,643	-2%

TOTAL SYSTEM	42,577	45,913	-7%
Interconnection	6,372	3,359	90%
Choice*	9,840	7,281	35%

TOTAL SALES	58,789	56,553	4%

*	Includes Dearborn Industrial Group sales

Electric Revenue — Detroit Edison Service Area
($000s)

	2004	2003	% Change

Residential	1,344,761	1,350,882	0%
Commercial	1,122,902	1,308,501	-14%
Industrial	557,098	633,551	-12%
Other	116,793	115,975	1%

TOTAL SYSTEM	3,141,554	3,408,909	-8%
Interconnection	244,206	134,352	82%
Choice*	173,734	35,443	390%**

TOTAL REVENUES	3,559,494	3,578,704	-1%

*	Distribution charge includes Dearborn Industrial Group revenues

**	Reflects impact of interim rate order eliminating Choice transition credit & implementing transition charges

Gas Sales — MichCon Service Area (Mcf)

	2004	2003	% Change

Residential	127,225,642	134,401,892	-5%
Commercial	40,748,332	41,135,858	-1%
Industrial	1,337,622	1,526,112	-12%

	169,311,596	177,063,862	-4%
End User Transportation*	144,867,269	151,089,646	-4%

TOTAL SALES	314,178,865	328,153,508	-4%

*	includes choice customers

Gas Revenue — MichCon Service Area ($000s)

	2004	2003	% Change

Residential	1,028,514	939,980	9%
Commercial	327,245	289,521	13%
Industrial	10,592	10,547	0%

	1,366,351	1,240,048	10%
End User Transportation*	118,770	135,438	-12%

TOTAL REVENUES	1,485,121	1,375,486	8%

*	includes choice customers

Weather

Cooling Degree Days
Detroit Edison service territory

	2004	2003	% Change

Actuals	642	662	-3%
Normal	736	736	n/m

Deviation from normal	-13%	-10%

Heating Degree Days
MichCon service territory

	2004	2003	% Change

Actuals	6,474	6,802	-5%
Normal*	6,469	6,850	-6%

Deviation from normal	0%	-1%

*	2004 data based on 10-year average, 2003 data based on 30 year average